UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023 (May 16, 2023)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 16, 2023, Altisource Portfolio Solutions S.A. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). A quorum was present for the meeting. The Company’s shareholders voted on the following twelve (12) proposals and cast their votes as follows:

Proposal 1:	The election of the following Directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders, or until their respective successors have been elected and qualified, was approved by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
John G. Aldridge, Jr.	12,442,471	184,760	13,639	4,882,753
Mary C. Hickok	12,437,513	189,718	13,639	4,882,753
Joseph L. Morettini	12,201,533	425,698	13,639	4,882,753
Roland Müller-Ineichen	12,429,267	197,812	13,791	4,882,753
William B. Shepro	12,442,298	185,406	13,166	4,882,753

Proposal 2:	The Audit Committee’s appointment of RSM US LLP as our independent registered certified public accounting firm for the year ended December 31, 2022 was ratified and approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,396,096	99,406	28,121	n/a

Proposal 3:
The appointment of RSM US LLP to be our independent registered certified public accounting firm for the year ending December 31, 2023 and until the Company’s 2024 annual meeting of shareholders, and the appointment of Atwell S.à r.l. to be our certified auditor (Réviseur d’Entreprises) for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,410,924	88,479	24,220	n/a

Proposal 4:
The appointment of Michelle D. Esterman, Chief Financial Officer of the Company, to be our supervisory auditor (Commissaire aux Comptes) to report on the Company’s unconsolidated annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg (the “Luxembourg Annual Accounts”) for the year ending December 31, 2023 and until the Company’s 2029 annual meeting of shareholders, or until her successor is duly elected and qualified, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,456,847	176,175	7,848	4,882,753

Proposal 5:	The Company’s Luxembourg Annual Accounts for the year ended December 31, 2022 and the Company’s consolidated financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”) (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2022 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,562,764	65,683	12,423	4,882,753

Proposal 6:
The receipt and approval of the Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2022 and the receipt of the report of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the same period were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,563,966	65,306	11,598	4,882,753

Proposal 7:	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2022 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,565,667	64,707	10,496	4,882,753

Proposal 8:
The discharge of each of the Directors of the Company for the performance of their mandates for the year ended December 31, 2022 and the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,520,613	109,304	10,953	4,882,753

Proposal 9:	The renewal and amendment of our share repurchase program such that the Company is authorized, for a period of five years from the date of the Annual Meeting, to repurchase up to fifteen percent (15%) of the outstanding shares of its common stock (as of the close of business on the date of the Annual Meeting) at a minimum price of one dollar ($1.00) per share and a maximum price of twenty-five dollars ($25.00) per share, with the maximum price to be adjusted for any stock splits and reverse stock splits was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,596,382	41,322	3,166	4,882,753

Proposal 10:	The acknowledgment of the Company’s sale of 4,550,000 shares of common stock held as treasury shares on February 14, 2023 in a public offering of shares at a price of five dollars ($5.00) per share was approved on an advisory (non-binding) basis, by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,395,590	240,665	4,615	4,882,753

Proposal 11:	The compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (“Say-on-Pay”) was approved on an advisory (non-binding) basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
11,784,209	136,723	719,938	4,882,753

Proposal 12:	The frequency of one (1) year for future shareholder advisory votes on executive compensation (“Say-on-Frequency”) was approved on an advisory (non-binding) basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
12,557,770	17,541	46,215	19,344
Each of the foregoing proposals for the Annual Meeting is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on April 3, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer